Supplement dated December 18, 2002 to the Prospectus dated May 1, 2002 for the Pacific Portfolios, a variable annuity contract
issued by Pacific Life Insurance Company

Capitalized terms used in this Supplement are defined in the Prospectus referred to above unless otherwise defined herein. “We,” “us”, or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner.
This Supplement restates information contained in Supplements dated August 1, 2002, August 6, 2002 and October 8, 2002, and changes the Prospectus to reflect the following:

The Large-Cap Core Variable Investment Option will change its name and the underlying Portfolio’s main investments will change.
Effective January 1, 2003, the name of the Large-Cap Core Variable Investment Option will be changed to Main Street® Core Variable Investment Option.

This will reflect a change in name of the underlying Large-Cap Core Portfolio. Any reference to the Large-Cap Core Portfolio, Subaccount, or Variable Investment Option throughout the Prospectus and/or Statement of Additional Information will be revised to be the Main Street Core Portfolio, Subaccount, or Variable Investment Option.

Effective January 1, 2003, the Main Street® Core Portfolio’s main investments will be: Equity Securities of large U.S. companies.

The portfolio managers for the Multi-Strategy, Main Street® Core, and Emerging Markets Portfolios will change.	Effective January 1, 2003, OppenheimerFunds, Inc. will become the portfolio manager of the Multi-Strategy, Main Street Core and Emerging Markets Portfolios.
AN OVERVIEW OF PACIFIC PORTFOLIOS—Optional Riders is amended.
The Optional Riders–Guaranteed Protection Advantage (GPA) Rider section is amended to read as follows:

The optional Guaranteed Protection Advantage Rider provides for an additional amount that may be added to your Contract Value when an asset allocation program, established and maintained by us for this Rider, is used for a 10-year period (the ‘‘Term’’). The Term begins on the Effective Date of the Rider. Your entire Contract Value must be invested in an asset allocation program during the entire Term for the additional amount to be added to your Contract. If you use our DCA Plus program in conjunction with such an asset allocation program, you will be considered to have met this requirement. The Guaranteed Protection Advantage Rider may not be available. Ask your registered representative about its current availability.

AN OVERVIEW OF PACIFIC PORTFOLIOS—Pacific Select Fund Annual Expenses is amended.
The 1st paragraph of the Pacific Select Fund Annual Expenses—Other Expenses section is replaced with the following:

The table below shows the advisory fee and Fund expenses as an annual percentage of each Portfolio’s average daily net assets, based on the year 2001 unless otherwise noted. To help limit Fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each Portfolio for operating expenses (including organizational expenses, but not including advisory fees, additional costs associated with foreign investing, interest (including commitment fees), taxes, brokerage commissions and other transactional expenses, extraordinary expenses, expenses not incurred in the ordinary course of business, and expenses of counsel or other persons or services retained by the Fund’s independent trustees) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after December 31, 2003. In 2001, Pacific Life recouped $13,202 from the I-Net Tollkeeper Portfolio for its reimbursements in 2000 under the expense limitation agreement.

Information on the Emerging Markets and I-Net Tollkeeper Portfolios in the Other Expenses table is replaced with the following:

	Portfolio	Advisory fee	Other expenses	12b-1 amounts†	Total expenses	Less adviser’s reimbursement	Total net expenses

	Emerging Markets[1,2]	1.00	0.22	—	1.22	—	1.22

	I-Net Tollkeeper[3]	1.25	0.07	—	1.32	—	1.32

[1]  Total adjusted net expenses for this Portfolio, after deduction of an offset for custodian credits and the 12b-1 recapture were 1.21%.

[2]  Effective January 1, 2003, advisory fee is reduced from the annual rate of 1.10% of the average daily net assets to 1.00%.

[3]  Effective November 1, 2002, advisory fee is reduced from the annual rate of 1.40% of the average daily net assets to 1.25%.

† The Fund has a brokerage enhancement 12b-1 plan under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation (“recaptured commissions”). While a Portfolio pays the cost of brokerage when it buys or sells a portfolio security, there are no fees or charges to the Fund under the plan. Recaptured commissions may be used to promote and market Fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The SEC staff requires that the amount of recaptured commissions be shown as an expense in the chart above.

PURCHASING YOUR CONTRACT—Purchasing the Guaranteed Protection Advantage (GPA) Rider (Optional) is amended.
Paragraph 2 of the Purchasing the Guaranteed Protection Advantage (GPA) Rider (Optional) section is replaced with the following:

If you purchase the Guaranteed Protection Advantage Rider within 60 days after the Contract Date or 30 days after a Contract Anniversary, the Effective Date of the Rider will be that Contract Date or Anniversary. The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the ‘‘Term’’) beginning on the Effective Date of the Rider.

Paragraph 4 of the Purchasing the Guaranteed Protection Advantage (GPA) Rider (Optional) is amended to read as follows:

Guaranteed Protection Amount—The Guaranteed Protection Amount is equal to (a) plus (b) plus (c) minus (d); where:

(a)    is the Contract Value at the start of the Term,

(b)   is a percentage of each additional Purchase Payment, as determined from the table below, paid to the Contract during the Term,

(c)    interest earned on Purchase Payments (or portions thereof) allocated to any of the Guaranteed Interest Options (if available under the Contract) during the Term,

(d)   is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal (including any applicable withdrawal charge) to the Contract Value immediately prior to the withdrawal.

	Number of Years Since Beginning of Term	Percentage of Purchase Payment Added to Guaranteed Protection Amount

	1 through 4	100%
	5	90%
	6	85%
	7	80%
	8 through 10	75%

For purposes of determining Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary.

PURCHASING YOUR CONTRACT— Making Your Investments (“Purchase Payments”) is amended.
Paragraphs 1 and 2 of the Forms of Investment subsection are replaced with the following:

Your initial and additional Investments may be sent by personal or bank check or by wire transfer. Investments must be made in a form acceptable to us before we can process it. Acceptable forms of Investments are:

• personal check or cashier’s check, drawn on a U.S. bank,

• money order, and traveler’s checks in single denominations of $10,000 or more if they originate in a U.S. bank,

• third party check, when there is a clear connection of the third party to the underlying transaction, and

• wire transfers that originate in U.S. banks.

We will not accept Investments in the following forms:

• cash,

• credit card or checks drawn against a credit card account,

• money order or traveler’s checks in single denominations of less than $10,000,

• cashier’s check, money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

• third party check, if there is not a clear connection of the third party to the underlying transaction, and

• wires that originate from foreign bank accounts.

RETIREMENT BENEFITS AND OTHER PAYOUTS—Death Benefits is amended.
Paragraphs 1 and 2 of the Optional Enhanced Guaranteed Minimum Death Benefit Rider (EGMDBR) subsection are replaced with the following:

If you purchase the EGMDBR, the Death Benefit Amounts are replaced with the following.

For Contracts issued before January 1, 2003, the Death Benefit Amount as of any Business Day before your Annuity Date is equal to the greater of:

• your Contract Value as of that day, or

• your aggregate Purchase Payments less an adjusted amount for each withdrawal, increased at an effective annual rate of 6% to that day, subject to a maximum of 200% of the resulting difference of your aggregate Purchase Payments less any withdrawals.

For Contracts issued on or after January 1, 2003, the Death Benefit Amount as of any Business Day before your Annuity Date is equal to the greater of:

• your Contract Value as of that day, or

• your aggregate Purchase Payments less an adjusted amount for each withdrawal, increased at an effective annual rate of 5% to that day, subject to a maximum of 200% of the resulting difference of your aggregate Purchase Payments and withdrawals.

To calculate the effective annual rate of growth, we take into account the timing of when each Purchase Payment and withdrawal occurred. We do this by multiplying each day’s balance by a daily factor of:

• 1.000159654 for Contracts issued before January 1, 2003, or

• 1.000133681 for Contracts issued on or after January 1, 2003.

We stop accruing each effective annual rate of growth as of the earlier of:

• the Contract Anniversary following the date the Annuitant reaches his or her 80th birthday,

• the date of death of the sole Annuitant, or

• the Annuity Date.

To determine the adjusted amount for each withdrawal we:

• divide the amount of each withdrawal by your Contract Value immediately before that withdrawal, and

• then multiply the result by your Death Benefit Amount immediately before that withdrawal.

The Amount of the Death Benefit: Death of the Annuitant subsection is amended by adding the following after the 2nd paragraph:

If your Contract is issued before January 1, 2003 with an optional EGMDBR and your sole surviving Annuitant dies before the Annuity Date, we will pay the death benefit proceeds to the first living person in the following order:

• Beneficiary,

• Contingent Beneficiary,

• Owner, or

• Contingent Owner.

If none are living, we will pay death benefit proceeds to the Owner's Estate.

THE GENERAL ACCOUNT—Withdrawals and Transfers is amended.
The 2nd paragraph of the Fixed Option subsection is replaced with the following:

We reserve the right to waive the restrictions that limit transfers from the Fixed Option to one transfer within the 30 days after the end of each Contract Anniversary. We also reserve the right to waive the limitations on the maximum amount you may transfer from the Fixed Option in any given Contract year. We may process requests for transfers from the Fixed Option that are within the maximum number of allowable transfers among the Investment Options each calendar year; i.e. transfers are limited to 25 for each calendar year.

APPENDIX A: STATE LAW VARIATIONS is amended.
Appendix A: State Law Variations is amended to include the following:

For Contracts delivered to residents of Washington:

We will charge you an Annual Fee of $30 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Net Contract Value, if your Net Contract Value is less than $50,000 on that date.

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